SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (date of earliest event reported) May 15, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                      0-16014                       23-2417713
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
 incorporation)



               One North Main Street - Coudersport, PA   16915-1141
               (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830




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Item 6. Resignations of Registrant's Directors.

In a press release dated May 23, 2002, the Company announced that John Rigas, Timothy Rigas, Michael Rigas and James Rigas have resigned as directors of the Company.

Item 7. Financial Statements and Exhibits.

Exhibit No.              Description
99.01                    Press Release dated May 15, 2002 (filed herewith)
99.02                    Press Release dated May 16, 2002 (filed herewith)
99.03                    Press Release dated May 19, 2002 (filed herewith)
99.04                    Press Release dated May 23, 2002 (filed herewith)
99.05                    Press Release dated May 28, 2002 (filed herewith)
99.06                    Press Release dated May 30, 2002 (filed herewith)
99.07                    Press Release dated May 31, 2002 (filed herewith)

Item 9. Regulation FD Disclosure.

On June 1, 2002, the Company appointed the following persons as officers of the
Company:
                        Name                   Position

1.             Christopher T. Dunstan       Executive Vice
                                         President, Treasurer
                                         and Chief Financial
                                               Officer

2.             Steven B. Teuscher       Senior Vice President
                                         and Chief Accounting
                                               Officer

The Board of Directors, based on the recommendation of the Special Committee and consultation with counsel to the Special Committee, has determined that each of John Rigas, Timothy Rigas, Michael Rigas, Peter Venetis and James Brown deliberately breached his duty to the Company and/or its shareholders. As a result, under the Company's bylaws, these individuals are no longer entitled to have the expenses (including the fees and expenses of their counsel) incurred in defending actions against them advanced to them by the Company. Based on representations by Mr. Venetis and his counsel, the board made its determination with respect to Mr. Venetis without prejudice to the board's reconsideration of its determination if Mr. Venetis presents the board with information that makes such reconsideration appropriate.

A copy of the Company's press releases dated May 15, 2002, May 16, 2002, May 19, 2002, May 23, 2002, May 28, 2002, May 30, 2002 and May 31, 2002, are attached to this Form 8-K under Item 7 as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06
and 99.07 respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2002               ADELPHIA COMMUNICATIONS CORPORATION
                                            (Registrant)

                                               By:  /s/ Erland E. Kailbourne
                                                    ------------------------
                                                    Chairman and Interim Chief
                                                    Executive Officer





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                                  Exhibit Index
Exhibit No.              Description
99.01                    Press Release dated May 15, 2002 (filed herewith)
99.02                    Press Release dated May 16, 2002 (filed herewith)
99.03                    Press Release dated May 19, 2002 (filed herewith)
99.04                    Press Release dated May 23, 2002 (filed herewith)
99.05                    Press Release dated May 28, 2002 (filed herewith)
99.06                    Press Release dated May 30, 2002 (filed herewith)
99.07                    Press Release dated May 31, 2002 (filed herewith)